Exhibit 10.17

SECOND AMENDMENT

to

INVESTMENT AGREEMENT

BY AND AMONG

ANHEUSER-BUSCH COMPANIES, INC.,
ANHEUSER-BUSCH INTERNATIONAL, INC., AND
ANHEUSER-BUSCH INTERNATIONAL HOLDINGS, INC.

AND

GRUPO MODELO, S.A. DE C.V.,
DIBLO, S.A. DE C.V., AND
CERTAIN SHAREHOLDERS THEREOF

WHEREAS, Anheuser-Busch Companies, Inc., a Delaware corporation (“A-B”), Anheuser-Busch International Inc., a Delaware corporation (“A-BI”), Anheuser-Busch International Holdings, Inc., a Delaware corporation (the “Investor”), Grupo Modelo, S.A. de C.V., a Mexican corporation (“G-Modelo”), Diblo, S.A. de C.V., a Mexican corporation (“Diblo”), and certain shareholders of G-Modelo and/or Diblo are parties to an Investment Agreement dated as of the 16th day of June, 1993, as amended on August 31, 1994 (the “Investment Agreement”);

WHEREAS, pursuant to Section 13.6 of the Investment Agreement, the Investment Agreement may be amended, modified or supplemented by written agreement of each of the parties thereto;

WHEREAS, the parties to the Investment Agreement believe that it is in the best interest of each of the parties to amend the Investment Agreement so as to conform its provisions to the recently adopted amendments (as published in the Official Daily of June 1, 2001) to the Securities Market Law of Mexico;

NOW THEREFORE, the parties to the Investment Agreement do hereby agree to amend the Investment Agreement as follows:

1.    Capitalized Terms

Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Investment Agreement.

2.    Amendment to Section 1.3

Section 1.3 of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“1.3. Amended Diblo By-laws. “Amended Diblo By-laws” shall mean the By-laws of Diblo as amended and provided to the Investor pursuant to Section 2.4(b)(v) as the same may be amended from time to time thereafter in accordance with applicable law and the provisions of this Agreement.”

3.    Amendment to Section 1.4

Section 1.4 of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“1.4. Amended G-Modelo By-laws. “Amended G-Modelo By-laws” shall mean the By-laws of G-Modelo as amended and provided to the Investor pursuant to Section 2.4(b)(v) as the same may be amended from time to time thereafter in accordance with applicable law and the provisions of this Agreement.”

4.    Amendment to Section 7.1(a)

Section 7.1(a) of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“(a) The number of members of the G-Modelo Board of Directors shall be fixed at nineteen (each of whom may have an alternate), nine of whom shall be nominated by the Investor (the “Investor Nominees”) and ten of whom shall be nominated by the Controlling Shareholders (the “Controlling Shareholder Nominees”). The Investor Nominees and the Controlling Shareholder Nominees shall be elected to the G-Modelo Board of Directors, in accordance with Mexican law and the Amended G-Modelo By-laws.”

5.    Amendment to Section 7.1(b)

Section 7.1(b) of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“(b) [Intentionally omitted]”.

6.    Amendment to Section 7.1(h)

Section 7.1(h) of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“(h) Pursuant to the Amended G-Modelo By-laws and the Amended Diblo By-laws, (i) the Investor shall have rights identical to those set forth in paragraphs (c) through (g) above with respect to Diblo and the Diblo Board of Directors, (ii) the number of members of the Diblo Board of Directors shall be twenty-one (each of whom may have an alternate), the number of Investor Nominees to the Diblo Board of Directors shall be ten and the number of Controlling Shareholder Nominees to the Diblo Board of Directors shall be eleven and (iii) A-B and the Controlling Shareholders will consider maintaining the appointment of the independent nominees with respect to the Diblo Board of Directors.”

7.      Addition of Section 7.1(i)

  The following new Section 7.1(i) is added to the Investment Agreement:

“(i) The G-Modelo Board of Directors will meet at least every three months.”

8.      Amendment to Section 7.2(a)(ii)

  Section 7.2(a)(ii) of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“(ii) The Investor shall have the right to name a statutory auditor (Comisario) of G-Modelo. This right to name a statutory auditor shall not be affected by the right of any other shareholder or shareholders to name a statutory auditor pursuant to the Securities Market Law or otherwise; it being understood that any statutory auditor named by any shareholder or shareholders other than the Investor shall be in addition to, and not in replacement of or substitution for, the statutory auditor named by the Investor.”

9.      Amendment to Section 7.2(b)(i)

  Section 7.2(b)(i) of the Investment Agreement is hereby deleted in its entirety and replaced with the following:

“(i) The Investor shall have the right to elect nine Investor Nominees to the nineteen person G-Modelo Board of Directors and at least four Investor Nominees to G-Modelo’s nine member Executive Committee (and their respective alternates).”

10.    Except as specifically amended hereby, the Investment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Investment Agreement to be duly executed on its behalf as of this 22nd day of April,  2002.

ANHEUSER-BUSCH COMPANIES, INC.

By:	/s/ Thomas W. Santel
	Name:	Thomas W. Santel
	Title:	Vice President-Corporate
Development

ANHEUSER-BUSCH INTERNATIONAL, INC.

By:	/s/ Stephen J. Burrows
	Name:	Stephen J. Burrows
	Title:	Chief Executive Officer
and President

ANHEUSER-BUSCH INTERNATIONAL
HOLDINGS, INC.

By:	/s/ Stephen J. Burrows
	Name:	Stephen J. Burrows
	Title:	President

GRUPO MODELO, S.A. de C.V.

By:	/s/ Antonino Fernandez Rodriguez
	Name:	Antonino Fernandez Rodriguez
	Title:	Chairman and President

DIBLO, S.A. de C.V.

By:	/s/ Antonino Fernandez Rodriguez
	Name:	Antonino Fernandez Rodriguez
	Title:	Chairman and President

BANCO NACIONAL DE MEXICO, S.A.,
AS TRUSTEE OF THE BANAMEX TRUST

By:	/s/ Francisco Baltazar
	Name:	Francisco Baltazar
	Title:	Delegado Fiduciario

By:	/s/ Gabriel Uribe
	Name:	Gabriel Uribe
	Title:	Delegado Fiduciario

/s/Antonino Fernandez R.
Antonino Fernandez R., on his own behalf and as a member of the technical committee of the Control Trust

/s/ Juan Sanchez-Navarro
Juan Sanchez-Navarro y P., on his own behalf and as a member of the technical committee of the Control Trust

/s/ Valentin Diez M.
Valentin Diez M., on his own behalf and as a member of the technical committee of the Control Trust

/s/ Pablo Gonzalez Diez
Pablo Gonzalez Diez, on his own behalf and as a member of the technical committee of the Control Trust

/s/ Cesareo Gonzalez Diez
Cesareo Gonzalez Diez, on his own behalf and as a member of the technical committee of the Control Trust

/s/ Thelma Yates Vda. de Alvarez Loyo
Thelma Yates Vda. de Alvarez Loyo

/s/ Eusicinia Gonzalez Diez
Eusicinia Gonzalez Diez

/s/ Rosario Gonzalez Diez
Rosario Gonzalez Diez

/s/ Ma. Paulina Gonzalez Diez
Ma. Paulina Gonzalez Diez

/s/ Eleuteria Gonzalez Diez
Eleuteria Gonzalez Diez

/s/ Laurentino Garcia Gonzalez
Laurentino Garcia Gonzalez

/s/ Ma. Antonia Garcia Gonzalez
Ma. Antonia Garcia Gonzalez

/s/ Ma. Teresa Garcia Gonzalez
Ma. Teresa Garcia Gonzalez

/s/ Maria Asuncion Aramburuzabala Larregui de Zapata
Maria Asuncion Aramburuzabala Larregui de Zapata

/s/ Lucrecia Aramburuzabala Larregui de Fernandez
Lucrecia Aramburuzabala Larregui de Fernandez

/s/ Luis Javier Gonzalez Cimadevilla
Luis Javier Gonzalez Cimadevilla

/s/ Juan Pablo Gonzalez Cimadevilla
Juan Pablo Gonzalez Cimadevilla

/s/ Fernando Gonzalez Cimadevilla
Fernando Gonzalez Cimadevilla

/s/ Maria del Pilar Gonzalez Cimadevilla
Maria del Pilar Gonzalez Cimadevilla

/s/ Alejandro Gonzalez Cimadevilla
Alejandro Gonzalez Cimadevilla

/s/ Ana Maria Gonzalez Cimadevilla
Ana Maria Gonzalez Cimadevilla

/s/ Mercedes Sanchez-Navarro-Redo
Mercedes Sanchez-Navarro-Redo

/s/ Maria del Lourdes Sanchez-Navarro Redo
Maria del Lourdes Sanchez-Navarro Redo

/s/ Elena Josefina Sanchez-Navarro Redo
Elena Josefina Sanchez-Navarro Redo

/s/ Eduardo Sanchez-Navarro Redo
Eduardo Sanchez-Navarro Redo

/s/ Miguel Sanchez-Navarro Redo
Miguel Sanchez-Navarro Redo

/s/ Carlos Fernandez Gonzalez
Carlos Fernandez Gonzalez

/s/ Felipe Suberbie Cortina
Felipe Suberbie Cortina

/s/ Maria de Lourdes Suberbie Cortina
Maria de Lourdes Suberbie Cortina

/s/ Maria Teresa Suberbie Cortina
Maria Teresa Suberbie Cortina

/s/ Maria del Carmen Suberbie Cortina
Maria del Carmen Suberbie Cortina

/s/ Maria Eugenia Suberbie Cortina
Maria Eugenia Suberbie Cortina

/s/ Ana Maria Suberbie Cortina
Ana Maria Suberbie Cortina

/s/ Emilio Suberbie Mendiola
Emilio Suberbie Mendiola

/s/ Araceli Leonides Vega Fernandez
Araceli Leonides Vega Fernandez

/s/ Jose Joaquin Vega Fernandez
Jose Joaquin Vega Fernandez

/s/ Graciela Elvira Vega Fernandez
Graciela Elvira Vega Fernandez

/s/ Rocio Elvira Hernandez Vega
Rocio Elvira Hernandez Vega

/s/ Joaquin Hernando Vega Fernandez
Joaquin Hernando Vega Fernandez

/s/ Francisco Jose Barberena Lopez
Francisco Jose Barberena Lopez

/s/ Maria Teresa Barberena Lopez
Maria Teresa Barberena Lopez

/s/ Maria del Pilar Barberena Lopez
Maria del Pilar Barberena Lopez

/s/ Maria de las Mercedes Barberena Lopez
Maria de las Mercedes Barberena Lopez

/s/ Mario Zenteno Sanchez
Mario Zenteno Sanchez

/s/ Arturo Apiquian Nava
Arturo Apiquian Nava

/s/ Jose Miguel Muguerza Juaristi
Jose Miguel Muguerza Juaristi

/s/ Eduardo Prieto Calzada
Eduardo Prieto Calzada

/s/ Dolores Gutierrez Palero
Dolores Gutierrez Palero

/s/ Esteban Fernandez Robles
Esteban Fernandez Robles